UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009 (February 6, 2009)

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends Exhibit 99.1 to the Current Report on Form 8-K of Owens & Minor, Inc. (the “Company”) furnished to the Securities and Exchange Commission on February 6, 2009 disclosing the Company’s financial results for the quarter and year ended December 31, 2008. This Current Report on Form 8-K/A replaces and supersedes Exhibit 99.1 to the Form 8-K filed on February 6, 2009 in order to reflect the following adjustments:

•

Adjustments to cash and cash equivalents, accounts payable and accrued payroll and related liabilities on the condensed consolidated balance sheet at December 31, 2008. These adjustments resulted in a decrease in cash provided by operating activities from continuing operations from $75.8 million to $62.9 million and an increase in cash provided by financing activities from continuing operations from $58.4 million to $65.3 million for the year ended December 31, 2008.

•

Adjustments to the condensed consolidated balance sheets at December 31, 2007 and 2008 to present certain assets and liabilities, previously included in discontinued operations, as assets and liabilities of continuing operations.

These adjustments did not impact reported shareholders’ equity, net income, or net income per share for any of the periods presented.

The consolidated financial statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on February 27, 2009, and in the revised press release furnished as Exhibit 99.1 to this Form 8-K/A.

Item 2.02.	Results of Operations and Financial Condition.

On February 5, 2009, Owens & Minor, Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2008. The Company is furnishing a copy of the corrected press release attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated February 5, 2009 (furnished pursuant to Item 2.02).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: February 27, 2009	By:	/s/ Grace R. den Hartog
	Name:	Grace R. den Hartog
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 5, 2009 (furnished pursuant to Item 2.02).